                                ESCROW AGREEMENT


           THIS AGREEMENT made as of the 29th day of July, 1996.


A M O N G :

           ALBERT F. RICHMOND, of the State of Texas
           DAVID A. TERMAN, of the State of Texas

           (hereinafter collectively called the "Security Holders")

                                                               OF THE FIRST PART
                    - and -

           EQUITY TRANSFER SERVICES INC.,
           a company incorporated under the laws of the Province of Ontario

              (hereinafter called the "Escrow Agent")


                                                              OF THE SECOND PART
                    - and -


           CHAMPION COMMUNICATION SERVICES, INC.,
           a company incorporated under the laws of the State of Delaware

           (hereinafter called the "Issuer")

                                                               OF THE THIRD PART

         WHEREAS in furtherance of complying with the requirements of the Ontario Securities Act in connection with a prospectus related to the issuance of 811,000 units and the qualification of 600,000 common shares issuable upon the exercise of previously outstanding special warrants of the Issuer, the Security Holders are desirous of depositing in escrow certain securities of the Issuer owned or to be received by them;

         AND WHEREAS the Security Holders and the Issuer have requested the Escrow Agent act as escrow agent and the Escrow Agent has agreed to such request;
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                                     - 2 -

         AND WHEREAS the Escrow Agent has agreed to undertake and perform its duties according to the terms and conditions hereof;

         NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the aforesaid agreements and the sum of one dollar ($1.00) now paid by the parties hereto each to the other and in consideration of the Ontario Securities Commission (the "Commission") delivering a final receipt for the prospectus as hereinafter referred to (receipt of which sum the parties do hereby respectively acknowledge each to the other) the Security Holders jointly and severally covenant and agree with the Issuer and with the Escrow Agent and with the Commission and the Issuer and the Escrow Agent covenant and agree each with the other and the Security Holders jointly and severally and with the Commission as follows:

1. Each of the Security Holders hereby places and deposits in escrow those of his securities of the Issuer which are represented by the certificates described or referred to in Schedule "A" hereto (the "Securities") with the Escrow Agent and hereby undertakes and agrees forthwith to deliver those Securities (including any replacement securities or certificates if and when such are issued or allotted) to the Escrow Agent for deposit in escrow.

2. The parties hereby agree that the Securities and the beneficial ownership of or any interest in them and the certificates representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or otherwise in any manner dealt with without the express consent, order or direction in writing of the Commission being first had and obtained or except as may be required by reason of the death or bankruptcy of any Security Holder, in which case as the Escrow Agent shall hold the said certificates subject to this Agreement for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

3. The Security Holders hereby direct the Escrow Agent to retain their respective Securities and the certificates (including any replacement securities or certificates) representing the same and not to do or cause anything to be done to release the same from escrow or to allow any transfer, hypothecation or alienation thereof except and as directed by the express written consent, order or direction of the Commission.

4. If, during the period in which any of the Securities are retained in escrow pursuant hereto, any dividend is received by the Escrow Agent in respect of the Securities, any such dividend shall be forthwith paid or transferred to the respective Security Holders entitled thereto.

5. All voting rights attached to the Securities shall at all times be exercised by the respective registered owners thereof.

6. The Issuer hereby acknowledges the terms and conditions of this Agreement and agrees to take all reasonable steps to facilitate its performance.

7. Notwithstanding Section 3, the Securities shall be released to the Security Holders on the following basis:

         (a) 10% of the escrowed Securities immediately after 9 months following the date of issuance of a receipt by the Commission for the prospectus of the Issuer;

         (b) 20% of the escrowed Securities immediately after each of the first, second and third anniversaries of the initial release; and

         (c) 30% of the escrowed Securities immediately after the fourth anniversary of the initial release.

The Issuer agrees to provide written notice to the Escrow Agent advising the Escrow Agent of the date of issuance of the said final receipt by the Commission.

8. In exercise of its rights, duties and obligations hereunder, the Escrow Agent may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein and shall be protected in acting upon any resolution, direction, statutory declaration, opinion, report, notice, certificate or other paper or document believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper parties. However, the Escrow Agent may in its discretion require reasonable evidence of the due execution thereof before acting or relying thereon.

9. For services performed hereunder, the Security Holders and the Issuer shall pay from time to time the reasonable fees of the Escrow Agent as agreed to between the Issuer and the Escrow Agent (and as set out in Schedule "B" hereto), together with the Escrow Agent's expenses and disbursements.

10. The Escrow Agent may retain such independent counsel or other advisor as it may reasonably require for the purpose of discharging its duties hereunder, may act on the advice or opinion so obtained and may pay any reasonable fees for any such legal or other advice.

11. The Security Holders hereby jointly and severally indemnify and save harmless the Escrow Agent of and from any and all losses, claims and demands whatsoever arising out of the performance of its duties hereunder, save only those arising from an event of negligence or wilful default of the Escrow Agent.

12. If the Escrow Agent should wish to resign, it shall give at least sixty (60) days notice to the Issuer which may, with the written consent of the Commission, by writing, appoint another escrow agent in its place and such appointment shall be binding on the Security Holders and the new escrow agent shall assume and be bound by the obligations of the Escrow Agent hereunder. Upon
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                                     - 4 -

payment of any outstanding fees, expenses or disbursements, the Escrow Agent shall transfer all records and assets to the successor escrow agent so appointed.

13. The written consent, order or direction of the Commission as to a release from escrow of all or part of the Securities shall terminate this Agreement only in respect of those Securities so released. For greater certainty this clause does not apply to Securities transferred within escrow.

14. Any certificate, opinion, direction, request, instruction or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been sufficiently given if delivered personally, by facsimile, or sent by prepaid registered mail addressed to the party at the address shown below:

         (a)       if to the Security Holders:

                   Albert F. Richmond
                   c/o 1610 Woodstead Court
                   Suite 330
                   The Woodlands, Texas
                   77380, U.S.A.

                   Facsimile:  (713) 364-1901

                   David A. Terman
                   c/o1610 Woodstead Court
                   Suite 330
                   The Woodlands, Texas
                   77380, U.S.A.

                   Facsimile:  (713) 364-1901

         (b)       if to the Escrow Agent:

                   Equity Transfer Services Inc.
                   120 Adelaide Street West
                   Suite 800
                   Toronto, Ontario
                   M5H 3V1

                   Facsimile: 361-0470
                   Attention:  Manager, Corporate Trust
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                                     - 5 -



         (c)       if to the Issuer:

                   Champion Communication Services, Inc.
                   1610 Woodstead Court
                   Suite 330
                   The Woodlands, Texas
                   77380, U.S.A.

                   Facsimile:  (713) 364-1901

15. This Agreement may be executed in several parts in the same form and such parts so executed shall together form one original Agreement and such parts if more than one shall be read together and construed as if all signing parties hereto had executed one copy of this Agreement.

16. Wherever the singular or masculine are used through this Agreement, the same shall be construed as being plural or feminine or neuter where the context so requires.

17. This Agreement shall enure to the benefit of and be binding upon the parties hereto, their and each of their heirs, executors, administrators, successors and assigns.

         IN WITNESS WHEREOF this Agreement has been executed by the parties hereof.


SIGNED, SEALED AND DELIVERED       )     CHAMPION COMMUNICATION
       IN THE PRESENCE OF          )     SERVICES, INC.
                                   )
                                   )
                                   )     Per:  /s/ PAMELA R. COOPER
                                   )         --------------------------------
                                   )
                                   )     EQUITY TRANSFER SERVICES INC.
                                   )
                                   )
                                   )     Per: /s/ [ILLEGIBLE]
                                   )         --------------------------------
/s/ MARY F. GARNER                 )     /s/ ALBERT F. RICHMOND
---------------------------------  )     ------------------------------------
Witness                            )     ALBERT F. RICHMOND
/s/ JEAN JONES                     )     /s/ DAVID A. TERMAN
---------------------------------  )     ------------------------------------
Witness                            )     DAVID A. TERMAN
                                   )
                                   )
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                                     - 6 -


                                  SCHEDULE "A"




 Name of Security Holder      Beneficial Holder         Number of Common Shares
 -----------------------      -----------------         -----------------------
 Albert F. Richmond           Albert F. Richmond        1,555,200
 David A. Terman              David A. Terman           1,532,520

                                  SCHEDULE "B"

                              FEES OF ESCROW AGENT



Annual Fee                                     $450.00

Initial Set-up Fee                             $0


Out of Pocket Expenses and Disbursements of Equity Transfer Services Inc. to be reimbursed.